UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2013

AMERICAN CAMPUS COMMUNITIES, INC.

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill County Blvd., Suite T-200, Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 2, 2013, American Campus Communities Operating Partnership LP (the “Operating Partnership”) completed an underwritten public offering of $400.0 million in aggregate principal amount of its 3.750% Senior Notes due 2023 (the “Notes”), which are fully and unconditionally guaranteed by American Campus Communities, Inc. (the “Company”) pursuant to a Guarantee, dated April 2, 2013. The terms of the Notes are governed by a base indenture, dated as of April 2, 2013 (the “Base Indenture”), among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of April 2, 2013 (the “First Supplemental Indenture”). The First Supplemental Indenture contains various restrictive covenants, including limitations on the Operating Partnership’s ability to incur additional indebtedness and requirements to maintain unencumbered assets, in each case subject to the exceptions set forth in the First Supplemental Indenture. The forms of the Base Indenture, First Supplemental Indenture, Note and Guarantee, are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Title

4.1	Form of Indenture, dated as of April 2, 2013, among American Campus Communities Operating Partnership LP, as issuer, American Campus Communities, Inc., as guarantor, and U.S. Bank National Association, as trustee.

4.2	Form of First Supplemental Indenture, dated as of April 2, 2013, among American Campus Communities Operating Partnership LP, as issuer, American Campus Communities, Inc., as guarantor, and U.S. Bank National Association, as trustee.

4.3	Form of American Campus Communities Operating Partnership LP 3.750% Senior Notes due 2023.

4.4	Form of Guarantee of American Campus Communities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2013

AMERICAN CAMPUS COMMUNITIES, INC.

By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	American Campus Communities Holdings LLC, its general partner

	By:	American Campus Communities, Inc., its sole member

		By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Title

4.1	Form of Indenture, dated as of April 2, 2013, among American Campus Communities Operating Partnership LP, as issuer, American Campus Communities, Inc., as guarantor, and U.S. Bank National Association, as trustee.

4.2	Form of First Supplemental Indenture, dated as of April 2, 2013, among American Campus Communities Operating Partnership LP, as issuer, American Campus Communities, Inc., as guarantor, and U.S. Bank National Association, as trustee.

4.3	Form of American Campus Communities Operating Partnership LP 3.750% Senior Notes due 2023.

4.4	Form of Guarantee of American Campus Communities, Inc.